                                                                    Exhibit 32.2

             CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Books-A-Million, Inc. (the "Company") hereby certifies, to the best of such officer's knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   Dated: April 28, 2005                   /s/ Sandra B. Cochran
                                           -------------------------------------
                                           Sandra B. Cochran
                                           President and Chief Executive Officer

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